                                 NCO GROUP, INC.


         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA


     NUMBER                                                       SHARES
 ---------------                                              ---------------
|               |                                            |               |
|               |                                            |               |
|               |                                            |               |
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  COMMON STOCK                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                             CUSIP 628858102

THIS IS TO CERTIFY THAT


IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF


        ======================== NCO GROUP, INC. ========================


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

The shares represented by this certificate are issued and held subject to all of the restrictions, conditions and provisions set forth in the Articles of Incorporation of the Corporation, to all of which the holder hereof agrees by the acceptence of this certificate.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.


Dated:


                                 NCO GROUP, INC.
                                    CORPORATE
                                      SEAL
                                      1996
                                  PENNSYLVANIA
/s/                                                   /s/
---------------------------                           ------------------------
       SECRETARY                                             PRESIDENT




COUNTERSIGNED AND REGISTERED:
                  ChaseMellon Shareholder                     TRANSFER AGENT &
                   Services, L.L.C.                                  REGISTRAR


                                                          AUTHORIZED SIGNATURE

                              NCO GROUP, INC.

         The Corporation will furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series capital stock authorized to be issued so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -     as tenants in common                      UNIF GIFT MIN ACT - ________Custodian________
TEN ENT  -     as tenants by the entireties                                  (Cust)           (Minor)
JT TEN   -     as joint tenants with right of                   under Uniform Gifts to Minors
                  survivorship and not as tenants               Act ________________________________
                  in common                                                        (State)

     Additional abbreviations may also be used though not in the above list.

         For Value Received, _______________________________________ hereby sell, assign and transfer

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------------
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unto
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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         Shares
------------------------------------------------------------------------
 the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                    -------------------------------------------
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.




Dated,
      -----------------------



                                      -----------------------------------------
                                      NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST  CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                      PARTICULAR,    WITHOUT    ALTERATION   OR
                                      ENLARGEMENT, OR ANY CHANGE WHATEVER.